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                                                                      EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated February 12, 1998, included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File Nos. 33-80436, 33-94268, 33-94284.




                                               /s/ Arthur Andersen LLP
                                               ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 18, 1998